Exhibit 10.35
***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
EXECUTION COPY
EXCLUSIVE LICENSE AGREEMENT
This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) dated as of December 31, 2008 is entered into by and between Novartis Pharma AG, a corporation organized under the laws of Switzerland, having a place of business at Lichtstrasse 35, 4056, Basel, Switzerland (“Licensor”), and Nektar Therapeutics, a Delaware corporation, having a place of business at 201 Industrial Road, San Carlos, CA 94070 (the “Company”). Licensor and Company are each referred to herein as a “Party”, and collectively, as the “Parties”.
RECITALS
WHEREAS, Novartis Pharmaceuticals Corporation, Licensor and Company have entered into an Asset Purchase Agreement (the “APA”) for the sale and purchase of the Transferred Assets related to the Business (each as defined in the APA); and
WHEREAS, as a condition to Closing under the APA, Licensor will grant Company certain exclusive license under Intellectual Property included in the Transferred Assets in certain Licensed Fields (as defined below) and Company will assign and license rights to certain Improvements (as defined below) [***], on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
AGREEMENT

ARTICLE I
DEFINITIONS
For the purposes of this Agreement, the following terms shall have the following meanings. All other capitalized terms used herein and not defined in this Article shall be as defined in the body of this Agreement or the APA.
“[***]” means [***].
“[***]” means [***].
“[***]” means [***].
“[***]” means [***].

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“Collaborators” means, with respect to an Existing Agreement, the Third Party(ies) who are parties to such Existing Agreement with the Company or its Affiliate.
“Company Group” means, collectively, Company and each of its Affiliates.
“Company Improvements” means [***].
“Controlled” means, with respect to specific Intellectual Property, that Intellectual Property which the applicable Party owns or has a license such that it can grant a license or sublicense thereto as contemplated under this Agreement without violating the terms of any then-existing agreement or other arrangement with, or the rights of, any Third Party and without additional payment or obligation to such Third Party.
“Effective Date” means the date set forth in the Preamble.
“Existing Agreements” means [***].
“Future Collaborators” means Third Parties to whom the Company or Licensor or the respective Affiliates, licenses or sublicenses, as applicable, rights granted hereunder, to the extent permitted hereby.
“Improvements” means any improvement, modification, derivative, analogue, mutation, alteration, enhancement, translation, adaptation, addition, new version or new invention, Controlled by either Party (including, in the case of the Company, Controlled by any Future Collaborator of the Company), solely or jointly, in or to any processes, products or materials that are part of or related to the Business or the Licensed Intellectual Property.
“[***]” means [***].
“[***]” means [***].
“Intellectual Property” shall have the meaning set forth in the APA.
“Know-How” shall have the meaning set forth in the APA.
“Licensed Field” means [***].
“Licensed Intellectual Property” means [***].
“Licensed Improvements” means [***].
“Licensor Group” means, collectively, Licensor and each of its Affiliates.
“Patent Right” means any of the following, whether existing now or in the future anywhere in the Territory: (a) any issued patent, including inventor’s certificates, utility model, substitutions, extensions, confirmations, reissues, re-examination, renewal or any like governmental grant for protection of inventions; and (b) any pending application for any of the foregoing, including any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications.

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“Product” means, with respect to a Licensed Field, products or services that may be developed, manufactured or commercialized within such Licensed Field.
“Regulatory Approval” means all approvals necessary, including price approval, for the commercial sale of a therapeutic product in a given country or regulatory jurisdiction.
“[***]” means [***].
“[***]” means [***].
“Select Patent Rights” means the list of Patent Rights transferred to Licensor or its Affiliates as part of the Transferred Assets under the APA described on Exhibit D.
“Services Agreement” means the Services Agreement attached hereto in Exhibit C, under which Licensor or an Affiliate thereof will provide Company certain services as specified therein.
“Territory” means worldwide.
“Third Party” means any Person other than the Licensor Group and the Company Group.
“[***]” means [***].
ARTICLE II
LICENSES AND ASSIGNMENT
2.1 Licenses.
(a) License to Company. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Company, with the right to sublicense pursuant to Section 2.2, an exclusive (even as to Licensor) irrevocable, perpetual, non-transferable (except pursuant to Section 7.9), royalty-free, fully paid-up license in the Territory under the Licensed Intellectual Property and Licensed Improvements to develop, manufacture, have manufactured, use, import, export, sell, offer to sell or otherwise commercialize Products within the Licensed Field.
(b) License to Licensor. Subject to the terms and conditions of this Agreement, Company hereby grants to Licensor, with the right to sublicense pursuant to Section 2.2, an exclusive (even as to Company) irrevocable, perpetual, non-transferable (except pursuant to Section 7.9), royalty-free, fully paid-up license in the Territory under the Company Improvements to develop, manufacture, have manufactured, use, import, export, sell, offer to sell or otherwise commercialize products or services outside the Licensed Field. The foregoing shall not limit Licensor’s rights under Section 2.1(c).

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Commission. Confidential Treatment Requested Under
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(c) Assignment to Licensor. [***].
2.2 Sublicenses. Subject to the terms and conditions of this Agreement, each Party shall have the right to grant sublicenses (to multiple tiers of sublicensees) under the licenses granted under this Agreement to any Affiliate or Third Party; provided that each such sublicensee shall be subject to a written agreement with terms and condition that are consistent with, and no less protective of, the other Party than the terms and conditions hereunder.
2.3 No Implied Licenses. Any Intellectual Property rights of a Party not expressly granted to the other Party under the provisions of this Agreement shall be retained by such Party. Except as expressly provided in this Agreement, Party does not grant to the other Party any right or license in any Intellectual Property right, whether by implication, estoppel or otherwise.
2.4 Consideration. The rights and obligations provided under this Agreement are being provided as a condition to Closing under the APA. As such, no further consideration, financial or otherwise, will be due under this Agreement, except as expressly provided herein.
2.5 Representations and Warranties. The Company represents and warrants that it has provided true, correct and complete copies of the Existing Agreements to Licensor. Licensor represents and warrants that it has reviewed the Existing Agreements and understands the terms thereof.
ARTICLE III
SERVICES
3.1 Services. Licensor shall perform or have performed certain services in connection with the Company’s or its Affiliate’s obligations under the Existing Agreements as and to the extent and for the consideration provided in the Services Agreement.
ARTICLE IV
PATENT PROSECUTION AND ENFORCEMENT; DMFs
4.1 Invention Disclosures.
(a) [***].
(b) [***].
4.2 Ownership. [***].
4.3 Patent Prosecution.

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2
(a) [***]. Licensor shall file, prosecute and maintain the [***] in manner consistent with the standards it applies with respect to the filing, prosecution and maintenance of its own patents and patent applications. With respect to all other Patent Rights included in the Licensed Intellectual Property and all other Patent Rights included in Improvements owned by Licensor or its Affiliates, Licensor will be solely responsible for filing, prosecuting and maintaining such Patent Rights in its sole discretion.
(b) [***].
(c) Patent Term Extensions. Company shall provide written notice to Licensor of any applicable Regulatory Approval obtained by or on behalf of the Company (“Company Approval”) that can provide a basis for a patent term extension of Patent Rights or Licensor Patent Rights (as defined below) within ten (10) days of receiving such Regulatory Approval. The Parties shall cooperate, if necessary and appropriate, with each other in gaining patent term extension based on such Company Approval wherever applicable to Patent Rights included in the Licensed Intellectual Property or any Patent Rights to Improvements owned by Licensor that are applicable to the Licensed Fields (“Licensor Patent Rights”). The Parties shall, if necessary and appropriate, agree upon a joint strategy relating to patent term extensions based on a Company Approval, but, in the absence of mutual agreement with respect to any extension issue, if Licensor does not wish to file for an extension of any Patent Rights included in the Licensed Intellectual Property and any Patent Rights to Improvements owned by Licensor that are applicable to the Licensed Fields, then Licensor shall timely let Company know sufficiently in advance so as to permit Company to request Licensor to file for such extension, in which case, Licensor shall file such extension at Company’s expense.
(d) Select Patent Rights. [***].
4.4 Third Party Infringement.
(a) Notice. Company shall promptly report in writing to Licensor any actual or potential infringement that it becomes aware of related to any Licensed Intellectual Property or Improvements related thereto, and shall provide Licensor with all available evidence supporting such infringement or unauthorized use. Licensor shall promptly report in writing to Company any actual infringement that it becomes aware of related to [***].
(b) Licensor Rights. [***].
(c) Company Rights. [***].
(d) Conduct of Certain Actions; Costs. [***].
(e) Recoveries. [***].
(f) Patent Invalidity Claim. [***].
4.5 Drug Master Files. The provisions set forth in Schedule 4.5 attached hereto are hereby incorporated by reference as if fully set forth herein.

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Commission. Confidential Treatment Requested Under
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ARTICLE V
CONFIDENTIAL INFORMATION
5.1 Treatment of Confidential Information. In carrying out its obligations under this Agreement, the Services Agreement or the Transition Services Agreement, each Party or its Affiliates will be sharing confidential and proprietary data and information (“Confidential Information”) with the other Party or its Affiliates, with such Confidential Information including, without limitation, any information generated under this Agreement or the confidential or proprietary information of Third Parties (including without limitation Collaborators and Future Collaborators). For the avoidance of doubt, all such data and information relating to the Business or the Transferred Assets, other than those related to the Retained Assets, (collectively, “Business Confidential Information”) is Confidential Information of Licensor. As between the Parties, all such data and information relating to the Retained Assets is Confidential Information of Company. Except as expressly permitted by this Agreement, each Party shall, and shall cause its Affiliates to, treat Confidential Information received from the other Party (the “Disclosing Party”) or its Affiliates as it treats its own proprietary information of like nature and importance to maintain the confidentiality of such Confidential Information, but in no event less than reasonable care. During the term of this Agreement and for a period of [***] thereafter, the Party in receipt of the Disclosing Party’s Confidential Information (the “Receiving Party”) shall not disclose, divulge or otherwise communicate such Confidential Information to any Third Party, or use it for any purpose except pursuant to and in order to carry out its obligations under this Agreement, the Services Agreement or the Transition Services Agreement. Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information of the Disclosing Party to the Receiving Party’s directors, officers, employees, Affiliates, consultants, subcontractors, sublicensees, agents or external advisors on a “need to know” basis, and solely to the extent reasonably necessary to carry out its obligations under this Agreement, the Services Agreement or the Transition Services Agreement, provided that such directors, officers, employees, Affiliates, consultants, subcontractors, sublicensees, agents or external advisors have been advised of the confidential nature of such information and have agreed to maintain such information as confidential and comply with non-use obligations to the same extent required by, and as stringent as, this Article V.
5.2 Exceptions to Definition of Confidential Information. Confidential Information shall not include information that the Receiving Party can demonstrate:
(a) was known by the Receiving Party or its Affiliates prior to the date it was disclosed to the Receiving Party or its Affiliates by the Disclosing Party or its Affiliates, as evidenced by the prior written records of the Receiving Party or its Affiliates, provided that this exception will not apply, in the case of the Company, to any Business Confidential Information;
(b) is lawfully disclosed to the Receiving Party or its Affiliates by a Third Party rightfully in possession of such information without an obligation of confidentiality after the date of the disclosure to the Receiving Party or the Affiliates;

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(c) becomes generally known to the public through no act or omission on the part of the Receiving Party or its Affiliates, either before or after the date of the disclosure to the Receiving Party or its Affiliates; or
(d) is independently developed by the Receiving Party or its Affiliates without reference or access to, or reliance upon, any Confidential Information of the Disclosing Party or its Affiliates as demonstrated by the Receiving Party’s written records.
5.3 Permitted Disclosures. The restrictions set forth in this Article V shall not prevent either Party from (i) disclosing Confidential Information in connection with preparing, filing, prosecuting or maintaining the Licensed Intellectual Property in accordance with Article IV, (ii) disclosing Confidential Information to governmental agencies to the extent required by applicable Laws or desirable to obtain a Regulatory Approval, (iii) disclosing Confidential Information to potential private financial institution investors (under a confidentiality agreement at least as restrictive as the provisions of this Article V) in connection with fundraising activities, (iv) disclosing Confidential Information to underwriters and financial advisors (under an obligation of confidentiality at least as restrictive as the provisions of this Article V) in connection with the public offering of securities, (v) disclosing Confidential Information that is reasonably determined is required to be disclosed by the Receiving Party pursuant to a judicial or governmental order, or to public investors or governmental agencies (to comply with applicable securities or other laws) in connection with the public offering of securities or (vi) disclosing Confidential Information as required pursuant to the exercise by each Party of its rights granted to it under this Agreement or its retained rights (under an obligation of confidentiality at least as restrictive as the provisions of this Article V), provided that in the cases of (i), (ii) and (v) above, the Party disclosing Confidential Information of the Disclosing Party shall use all reasonable efforts to provide prior written notice of such disclosure to the Disclosing Party and to take reasonable and lawful actions to avoid or limit such disclosure (such as seeking a protective order) or to assist the Disclosing Party in avoiding or limiting such disclosure. The existence and terms of this Agreement, the Services Agreement and the Transition Services Agreement shall constitute Confidential Information of both Parties, provided, however, that each Party may disclose the existence and terms of such agreements to (i) [***], (ii) to its attorneys and advisors with a need to know, (iii) potential acquirers in connection with a potential change of control or sale of all or substantially all of the assets to which this Agreement relates (provided that such disclosure is limited solely to principal financial terms disclosed to potential acquirers’ financial advisers and otherwise solely to potential acquirers counsel on an “attorneys only” basis) as part of their due diligence investigation, (iv) to potential financial institutional investors or lenders of such Party, as a part of their due diligence investigations, and (v) subject to the foregoing, to Assignees, provided, that in each of the foregoing cases referenced in clauses (i)-(v) above, such disclosure is made under an agreement to keep the terms of this Agreement, the Services Agreement and the Transition Services Agreement confidential under an obligation of confidentiality at least as restrictive as the provisions of this Article V.

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ARTICLE VI
TERM AND TERMINATION
6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until the expiration of the last to expire of the Patent Rights included in the Licensed Intellectual Property and the Licensed Improvements, unless sooner terminated as specifically provided in this Agreement.
6.2 Bankruptcy. Any licenses granted under or pursuant to this Agreement by either Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, US Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that during the term of this Agreement, each Party, as a licensee of rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, subject to the continued performance of its obligations under this Agreement.
6.3 Survival of Obligations. Sections [***] and any definitions used in any such Sections and Articles shall survive the termination of this Agreement in accordance with their terms. Termination or expiration of this Agreement shall not relieve either Party from any accrued obligations prior to such termination or expiration. Termination is not intended to be an exclusive remedy and is without prejudice to any other rights and remedies of the Parties under this Agreement at law or in equity.
ARTICLE VII
MISCELLANEOUS
7.1 Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT OR THE APA, NEITHER PARTY MAKES ANY REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE RELATED TO THE LICENSED INTELLECTUAL PROPERTY AND LICENSED IMPROVEMENTS, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.
7.2 Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

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7.3 Force Majeure. Neither Party shall be responsible to the other Party for nonperformance or delay in performance of the terms or conditions of this Agreement due to acts of God, acts of governments, war (declared or undeclared), acts of terrorism, riots, strikes, accidents in transportation, or other causes beyond the reasonable control of such Party, but such force majeure shall toll any and all obligations and time periods for so long as such force majeure continues. Upon the occurrence of an event of force majeure, the Party whose performance is affected thereby shall notify the other Party promptly of such event. Upon the cessation of such event, such Party shall take all reasonable steps within its power to resume with the least possible delay compliance with its obligations hereunder.
7.4 Waiver. The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any subsequent breach of the same or any other provision hereof, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of that or any other right, power or privilege of such Party hereunder.
7.5 Notices. Any notice or other communication required or permitted to be given in connection with this Agreement must be in writing and may be given by any of the following methods: (i) personal delivery with a signed acknowledgement of receipt; (ii) registered or certified mail, postage prepaid, return receipt requested; or (iii) by overnight delivery service with a signed acknowledgement of receipt. Notice shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a written notice actually received by the addresser.
(a) if to the Company, to it at:
Nektar Therapeutics
201 Industrial Road
San Carlos, California 94070
Attention: Gil M. Labrucherie
Facsimile: (650) 620-5360
with copies to:
O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, California 94025
Attention: Sam Zucker
Facsimile: (650) 473-2601
(b) if to the Licensor, to it at:
Novartis Pharma AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
Attention: General Counsel

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Facsimile: + (41) (61) 324-6859
and
with copies to:
Novartis International AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
Attention: Global Head Legal M&A and Antitrust
Facsimile: + (41) (61) 324-7476
and
Novartis International AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
Attention: Head Corporate Intellectual Property
Facsimile: + (41) (61) 324-7424
and
Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Attention: Adam Golden
Facsimile: +1 (212) 836-8689
7.6 (a) Relationship of the Parties. The Parties are independent contractors. Nothing herein is intended, or shall be deemed, to constitute a partnership, agency, joint venture or employment relationship between the Parties. Neither Party shall be responsible for the other Party’s acts or omissions [***]; and neither Party shall have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party. Subject to the terms of this Agreement, the activities and resources of each Party shall be managed by such Party, acting independently and in its individual capacity.
(b) Subcontractor Status. [***].
(c) No Amendments. [***].

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(d) Indemnification; Limitation of Liability. In connection with performing its obligations under Article IV hereof, Licensor and its Affiliates will be entitled to the benefit of the indemnity and limitation of liability provisions set forth in Article IV of the Services Agreement, as if fully set forth herein.
(e) Standard of Performance. [***].
7.7 Entire Agreement. This Agreement and the Exhibits attached hereto (which Exhibits are incorporated herein by reference and are deemed to be a part of this Agreement for all purposes) constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto; provided that the terms of this Agreement should be interpreted to be consistent with the terms of the APA and are not intended to modify the Parties’ respective rights and obligations under the APA. No amendment, waiver, alteration or modification of any of the provisions of this Agreement shall be binding unless made in writing and signed by the Parties.
7.8 Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions of this Agreement shall not be affected thereby, and the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose of the unenforceable provision. During the period of such negotiation, and thereafter if no substituted provision is agreed upon in writing by the Parties, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by law.
7.9 Assignment and Transfer.
(a) Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred by the Company without the prior written consent of the Licensor, except the Company may, without consent of the Licensor, assign or otherwise transfer this Agreement and its rights and obligations hereunder in whole or in part: (i) to any Affiliate; (ii) in connection with a merger, reorganization or a sale or transfer of all or substantially all of the assets to which this Agreement relates or (iii) as part of the transfer of all or one or more programs inside the Licensed Field. Licensor shall be entitled to freely assign its rights or obligations hereunder. Any attempted assignment or other transfer not in accordance with this Section 7.9 shall be void. Any permitted assignee shall assume in writing all assigned obligations of its assignor under this Agreement. The Party making any assignment or other transfer permitted under this Section 7.9 shall provide prompt written notice to the other Party of such assignment or transfer. The assignor shall remain jointly and severally liable with any such assignee(s) with respect to all obligations and liabilities of the assignor hereunder.
(b) Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

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7.10 Interpretation. Unless the context of this Agreement otherwise requires, (a) words of one gender include the other gender; and (b) words using the singular or plural number also include the plural or singular number, respectively. Reference to days are to calendar days unless specified otherwise. References to any statute, act, or regulation are to that statute, act, or regulation as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. The headings contained in this Agreement are for convenience of reference only and shall not be considered in interpreting this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. This Agreement is a negotiated document between the two Parties and shall not be construed against the drafter of any particular provision.
7.11 Counterparts. This Agreement may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.
7.12 Further Actions. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, as may be reasonably necessary or as the other Party may reasonably request in connection with this Agreement in order to carry out more effectively the provisions and purposes hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

NEKTAR THERAPEUTICS

By:	/s/ Gil M. Labrucherie

Name:	Gil M. Labrucherie
Title:	SVP & General Counsel

NOVARTIS PHARMA AG

By:	/s/ Jörg Walther

Name:	Jörg Walther
Title:	Authorized Signatory

By:	/s/ Cristina Ruggeberg

Name:	Cristina Ruggeberg
Title:	Authorized Signatory